Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Debt
Debt
In January 2013, we entered into note purchase agreements (the “2033 Senior Notes”) with qualified institutional buyers and accredited investors (collectively, the “Purchasers”) in a private placement in reliance on exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”). The 2033 Senior Notes were issued on January 30, 2013. The 2033 Senior Notes, which totaled $175.0 million in original principal amount, bear interest at the rate of 3.0% per year, payable semiannually on February 1 and August 1 of each year. The 2033 Senior Notes will mature on February 1, 2033, unless earlier repurchased, redeemed or converted. Upon a fundamental change as defined in the Indenture, dated as of January 30, 2013, by and between the Company and Wells Fargo Bank N.A., as trustee, governing the 2033 Senior Notes (the “Indenture”), subject to certain exceptions, the holders may require us to repurchase all or any portion of their 2033 Senior Notes for cash at a repurchase price equal to 100% of the principal amount of the 2033 Senior Notes being repurchased, plus any accrued and unpaid interest to but not including the fundamental change repurchase date.
The following table sets forth information related to the 2033 Senior Notes which is included in our Consolidated Balance Sheet as of December 31, 2017:

(In thousands)	Embedded conversion option	2033 Senior Notes	Discount	Debt Issuance Cost	Total
Balance at December 31, 2016	$16,736	$31,850	$(4,612)	$(273)	$43,701
Amortization of debt discount and debt issuance costs	—	—	2,047	148	2,195
Change in fair value of embedded derivative	(3,185)	—	—	—	(3,185)
Reclassification of embedded derivatives to equity	(13,551)	—	—	—	(13,551)
Balance at December 31, 2017	$—	$31,850	$(2,565)	$(125)	$29,160
The following table sets forth information related to the 2033 Senior Notes which is included in our Consolidated Balance Sheet as of December 31, 2016:

(In thousands)	Embedded conversion option	2033 Senior Notes	Discount	Debt Issuance Cost	Total
Balance at December 31, 2015	$23,737	$32,200	$(6,525)	$(426)	$48,986
Amortization of debt discount and debt issuance costs	—	—	1,913	153	2,066
Change in fair value of embedded derivative	(7,001)	—	—	—	(7,001)
Conversion	—	(350)	—	—	(350)
Balance at December 31, 2016	$16,736	$31,850	$(4,612)	$(273)	$43,701

The 2033 Senior Notes will be convertible at any time on or after November 1, 2032, through the second scheduled trading day immediately preceding the maturity date, at the option of the holders. Additionally, holders may convert their 2033 Senior Notes prior to the close of business on the scheduled trading day immediately preceding November 1, 2032, under the following circumstances: (1) conversion based upon satisfaction of the trading price condition relating to the 2033 Senior Notes; (2) conversion based on the Common Stock price; (3) conversion based upon the occurrence of specified corporate events; or (4) if we call the 2033 Senior Notes for redemption. The 2033 Senior Notes will be convertible into cash, shares of our Common Stock, or a combination of cash and shares of Common Stock, at our election unless we have made an irrevocable election of net share settlement. The initial conversion rate for the 2033 Senior Notes will be 141.48 shares of Common Stock per $1,000 principal amount of 2033 Senior Notes (equivalent to an initial conversion price of approximately $7.07 per share of Common Stock), and will be subject to adjustment upon the occurrence of certain events. In addition, we will, in certain circumstances, increase the conversion rate for holders who convert their 2033 Senior Notes in connection with a make-whole fundamental change (as defined in the Indenture) and holders who convert upon the occurrence of certain specific events prior to February 1, 2017 (other than in connection with a make-whole fundamental change). Holders of the 2033 Senior Notes may require us to repurchase the 2033 Senior Notes for 100% of their principal amount, plus accrued and unpaid interest, on February 1, 2019, February 1, 2023 and February 1, 2028, or following the occurrence of a fundamental change as defined in the indenture governing the 2033 Senior Notes.
On or after February 1, 2017 and before February 1, 2019, we may redeem for cash any or all of the 2033 Senior Notes but only if the last reported sale price of our Common Stock exceeds 130% of the applicable conversion price for at least 20 trading days during the 30 consecutive trading day period ending on the trading day immediately prior to the date on which we deliver the redemption notice. The redemption price will equal 100% of the principal amount of the 2033 Senior Notes to be redeemed, plus any accrued and unpaid interest to but not including the redemption date. On or after February 1, 2019, we may redeem for cash any or all of the 2033 Senior Notes at a redemption price of 100% of the principal amount of the 2033 Senior Notes to be redeemed, plus any accrued and unpaid interest up to but not including the redemption date.
The terms of the 2033 Senior Notes, include, among others: (i) rights to convert into shares of our Common Stock, including upon a fundamental change; and (ii) a coupon make-whole payment in the event of a conversion by the holders of the 2033 Senior Notes on or after February 1, 2017 but prior to February 1, 2019. We determined that these specific terms were considered to be embedded derivatives. Embedded derivatives are required to be separated from the host contract, the 2033 Senior Notes, and carried at fair value when: (a) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract; and (b) a separate, stand-alone instrument with the same terms would qualify as a derivative instrument. We concluded that the embedded derivatives within the 2033 Senior Notes meet these criteria for periods prior to February 1, 2017 and, as such, were valued separate and apart from the 2033 Senior Notes and recorded at fair value each reporting period.
For accounting and financial reporting purposes, prior to 2017 we combined these embedded derivatives and valued them together as one unit of accounting.
On February 1, 2017, certain terms of the embedded derivatives expired pursuant to the original agreement and we determined that the embedded derivatives no longer met the criteria to be separated from the host contract and, as a result, the embedded derivatives are no longer required to be valued separate and apart from the 2033 Senior Notes and are not required to be measured at fair value subsequent to February 1, 2017.
The change in derivative income for the period from January 1, 2017 to February 1, 2017 related to the embedded derivatives was $3.2 million and the fair value at that date was $13.6 million. As the embedded derivatives are no longer required to be accounted for separately each period, the embedded derivative fair value of $13.6 million as of February 1, 2017 was reclassified to additional paid in capital.
From 2013 to 2016, holders of the 2033 Senior Notes converted 143.2 million in aggregate principal amount into an aggregate of 21,539,873 shares of the Company’s Common Stock.
On April 1, 2015, we initially announced that our 2033 Senior Notes were convertible through June 2015 by holders of such notes. This conversion right was triggered because the closing price per share of our Common Stock exceeded $9.19, or 130% of the initial conversion price of $7.07, for at least 20 of 30 consecutive trading days during the applicable measurement period. We have elected to satisfy our conversion obligation under the 2033 Senior Notes in shares of our Common Stock. Our 2033 Senior Notes continued to be convertible by holders of such notes for the remainder of 2015, 2016 and the first quarter of 2017. They may become convertible again if one or more of the conversion conditions specified in the Indenture is satisfied during future measurement periods. Pursuant to the Indenture, a holder who elects to convert the 2033 Senior Notes will receive 141.4827 shares of our Common Stock plus such number of additional shares as is applicable on the conversion date per $1,000 principal amount of 2033 Senior Notes based on the early conversion provisions in the Indenture.
Through February 1, 2017, we used a binomial lattice model in order to estimate the fair value of the embedded derivative in the 2033 Senior Notes. A binomial lattice model generates two probable outcomes — one up and another down —arising at each point in time, starting from the date of valuation until the maturity date. A lattice model was initially used to determine if the 2033 Senior Notes would be converted, called or held at each decision point. Within the lattice model, the following assumptions are made: (i) the 2033 Senior Notes will be converted early if the conversion value is greater than the holding value; or (ii) the 2033 Senior Notes will be called if the holding value is greater than both (a) the redemption price (as defined in the Indenture) and (b) the conversion value plus the coupon make-whole payment at the time. If the 2033 Senior Notes are called, then the holders will maximize their value by finding the optimal decision between (1) redeeming at the redemption price and (2) converting the 2033 Senior Notes.
Using this lattice model, we valued the embedded derivatives using the “with-and-without method,” where the value of the 2033 Senior Notes including the embedded derivatives is defined as the “with,” and the value of the 2033 Senior Notes excluding the embedded derivatives is defined as the “without.” This method estimates the value of the embedded derivatives by looking at the difference in the values between the 2033 Senior Notes with the embedded derivatives and the value of the 2033 Senior Notes without the embedded derivatives.
The lattice model requires the following inputs: (i) price of our Common Stock; (ii) Conversion Rate (as defined in the Indenture); (iii) Conversion Price (as defined in the Indenture); (iv) maturity date; (v) risk-free interest rate; (vi) estimated stock volatility; and (vii) estimated credit spread for the Company.
The following table sets forth the inputs to the lattice model used to value the embedded derivative:

	February 1, 2017	December 31, 2016	December 31, 2015
Stock price	$8.63	$9.30	$10.05
Conversion Rate	141.4827	141.4827	141.4827
Conversion Price	$7.07	$7.07	$7.07
Maturity date	February 1, 2033	February 1, 2033	February 1, 2033
Risk-free interest rate	1.22%	1.22%	1.33%
Estimated stock volatility	49%	47%	50%
Estimated credit spread	761 basis points	765 basis points	1,142 basis points

On November 5, 2015, BioReference and certain of its subsidiaries entered into a credit agreement with JPMorgan Chase Bank, N.A. (“CB”), as lender and administrative agent, as amended (the “Credit Agreement”), which replaced BioReference’s prior credit facility. The Credit Agreement provides for a $175.0 million secured revolving credit facility and includes a $20.0 million sub-facility for swingline loans and a $20.0 million sub-facility for the issuance of letters of credit. BioReference may increase the credit facility to up to $275.0 million on a secured basis, subject to the satisfaction of specified conditions. The Credit Agreement matures on November 5, 2020 and is guaranteed by all of BioReference’s domestic subsidiaries. The Credit Agreement is also secured by substantially all assets of BioReference and its domestic subsidiaries, as well as a non-recourse pledge by us of our equity interest in BioReference. Availability under the Credit Agreement is based on a borrowing base comprised of eligible accounts receivables of BioReference and certain of its subsidiaries, as specified therein. As of December 31, 2017, the total availability under our Credit Agreement with CB was $104.2 million. Principal under the Credit Agreement is due upon maturity on November 5, 2020.
At BioReference’s option, borrowings under the Credit Agreement (other than swingline loans) will bear interest at (i) the CB floating rate (defined as the higher of (a) the prime rate and (b) the LIBOR rate (adjusted for statutory reserve requirements for Eurocurrency liabilities) for an interest period of one month plus 2.50%) plus an applicable margin of 0.35% for the first 12 months and 0.50% thereafter or (ii) the LIBOR rate (adjusted for statutory reserve requirements for Eurocurrency liabilities) plus an applicable margin of 1.35% for the first 12 months and 1.50% thereafter. Swingline loans will bear interest at the CB floating rate plus the applicable margin. The Credit Agreement also calls for other customary fees and charges, including an unused commitment fee of 0.50% of the lending commitments.
On March 17, 2017, BioReference and certain of its subsidiaries entered into Amendment No. 3 to Credit Agreement, which amended the Credit Agreement to permit BioReference and its subsidiaries to dividend cash to the Company in the form of an intercompany loan, in an aggregate amount not to exceed $55.0 million. On August 7, 2017, BioReference and certain of its subsidiaries entered into Amendment No. 4 to Credit Agreement, which amended the Credit Agreement to permit BioReference and its subsidiaries to dividend cash to the Company in the form of an additional intercompany loan, in an aggregate amount not to exceed $35.0 million. On November 8, 2017, BioReference and certain of its subsidiaries entered into Amendment No. 5 to Credit Agreement, which amended the Credit Agreement to, among other things, ease certain thresholds that require increased reporting by BioReference and reduce the pro forma availability condition for BioReference to make certain cash dividends to the Company.  On December 22, 2017, BioReference and certain of its subsidiaries entered into Amendment No. 6 to Credit Agreement, which amended the Credit Agreement to, among other things, permit BioReference and its subsidiaries to dividend cash to the Company in the form of intercompany loans, in an aggregate amount not to exceed $45.0 million. The other terms of the Credit Agreement remain unchanged.
The Credit Agreement contains customary covenants and restrictions, including, without limitation, covenants that require BioReference and its subsidiaries to maintain a minimum fixed charge coverage ratio if availability under the new credit facility falls below a specified amount and to comply with laws and restrictions on the ability of BioReference and its subsidiaries to incur additional indebtedness or to pay dividends and make certain other distributions to the Company, subject to certain exceptions as specified therein. Failure to comply with these covenants would constitute an event of default under the Credit Agreement, notwithstanding the ability of BioReference to meet its debt service obligations. The Credit Agreement also includes various customary remedies for the lenders following an event of default, including the acceleration of repayment of outstanding amounts under the Credit Agreement and execution upon the collateral securing obligations under the Credit Agreement. Substantially all the assets of BioReference and its subsidiaries are restricted from sale, transfer, lease, disposal or distributions to the Company, subject to certain exceptions. BioReference and its subsidiaries net assets as of December 31, 2017 were approximately $0.9 billion, which includes goodwill of $401.8 million and intangible assets of $446.5 million.
In addition to the Credit Agreement with CB, we have line of credit agreements with eleven other financial institutions as of December 31, 2017 and ten other financial institutions as of December 31, 2016 in United States, Chile and Spain. These lines of credit are used primarily as a source of working capital for inventory purchases.
The following table summarizes the amounts outstanding under the BioReference, Chilean and Spanish lines of credit:

(Dollars in thousands)			Balance Outstanding
Lender	Interest rate on borrowings at December 31, 2017	Credit line capacity	December 31, 2017	December 31, 2016
JP Morgan Chase	3.27%	$175,000	$104,152	$38,809
Itau Bank	5.50%	1,810	446	419
Bank of Chile	6.60%	3,800	1,598	1,619
BICE Bank	5.50%	2,500	1,819	1,538
BBVA Bank	5.50%	3,250	1,665	1,063
Security Bank	5.50%	501	501	—
Estado Bank	5.50%	3,500	2,111	1,870
Santander Bank	5.50%	4,500	1,988	1,196
Scotiabank	5.00%	1,800	384	789
Corpbanca	5.00%	—	—	18
Banco Bilbao Vizcaya	2.90%	300	—	—
Santander Bank	2.67%	359	—	—
Total		$197,320	$114,664	$47,321

At December 31, 2017 and 2016, the weighted average interest rate on our lines of credit was approximately 4.2% and 4.7%, respectively.
At December 31, 2017 and 2016, we had notes payable and other debt (excluding the 2033 Senior Notes, the Credit Agreement and amounts outstanding under lines of credit) as follows:

(In thousands)	December 31, 2017	December 31, 2016
Current portion of notes payable	$1,632	$3,681
Other long-term liabilities	2,011	2,090
Total	$3,643	$5,771

The notes and other debt mature at various dates ranging from 2017 through 2024 bearing variable interest rates from 1.8% up to 6.3%. The weighted average interest rate on the notes and other debt at December 31, 2017 and 2016, was 3.0% and 3.2%, respectively. The notes are secured by our office space in Barcelona.